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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2004


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                               724 SOLUTIONS INC.
               (Exact name of registrant as specified in charter)


     ONTARIO, CANADA                   000-31146               INAPPLICABLE
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


                          4101 Yonge Street, Suite 702
                             Toronto, Canada M2P 1N6
                    (Address of principal executive offices)

                                 (416) 226-2900
                (Registrant's telephone no., including area code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99.1 Press Release, dated January 28, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 28, 2004, 724 Solutions Inc. (the "Company") announced via press release the Company's results for the three months and year ended December 31, 2003. A copy of these results, as set forth in the Company's press release, is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

     The Company will hold an earnings conference call on January 28, 2004, at 5:00 PM Eastern time. The conference call will be accessible through live webcast. Interested investors and other interested individuals can access the webcast via the Company's home page (http://www.724solutions.com). Choose "Investors" to access the Investor Center and then choose "Conference Calls" to register for the webcast. The replay of this call will be available until January 30, 2004 and can be accessed at: 800-633-8284 Reservation #21180701.

     The press release contains non-GAAP financial measures, as such term is used under Regulation G adopted by the Securities and Exchange Commission. The Company believes that the presentation of pro forma numbers is useful to investors because such information excludes accounting charges associated with the Company's past acquisitions, depreciation charges and non-recurring charges with a view to providing investors with insight into the Company's operating costs. The presentation of pro forma results is consistent with our past practice and what we believe to be accepted industry practice.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    724 SOLUTIONS INC.



                                    By:  /s/ Glenn Barrett
                                       ----------------------------------
                                       Name: Glenn Barrett
                                       Title: Chief Financial Officer and
                                       Senior Vice President, Corporate Services

Date:  January 28, 2004